Exhibit 10.23

                               CONTINUING GUARANTY
                             (Business Organization)
                                  Pennsylvania

GUARANTOR:        National Patent Development Corporation
                  777 Westchester Avenue, 4th Floor, White Plains, NY 10604, a
                  Delaware corporation

BORROWER:         MXL Industries, Inc.
                  1764 Rohrerstown Road, Lancaster, PA 17601

BANK: Manufacturers and Traders Trust Company, a New York banking corporation, with banking offices located at One M&T Plaza, Buffalo, New York 14240 Attention: Office of the General Counsel.

     1.  Guaranty.

         (a) Guarantor, intending to be legally bound, hereby unconditionally guarantees the full and prompt payment and performance of any and all of Borrower's Obligations (as defined below) to the Bank when due, whether at stated maturity, by acceleration or otherwise in the maximum amount provided in
Section 2 below. As used in this Guaranty, the term "Obligations" shall mean obligations, indebtedness and other liabilities of Borrower to the Bank arising from a Standard LIBOR Grid Note in the face amount of $1,000,000.00 dated and all related loan documents (the "Loan Documents") and all accrued and unpaid interest thereon and all Expenses (as defined below). Guarantor will pay or perform its obligations under this Guaranty upon demand after an Event of Default under the Loan Documents. This Guaranty is and is intended to be a continuing guaranty of payment (not collection) of the Obligations. Guarantor understands that the Bank can bring an action under this Guaranty without being required to exhaust other remedies or demand payment first from other parties.

         (b) Guarantor acknowledges the receipt of valuable consideration for this Guaranty and acknowledges that the Bank is relying on this Guaranty in making a financial accommodation to Borrower, whether a commitment to lend, extension, modification or replacement of, or forbearance with respect to, any Obligation, cancellation of another guaranty, purchase of Borrower's assets, or other valuable consideration.

     2. Continuing, Absolute, Unconditional. This Guaranty is irrevocable, absolute, continuing, unconditional. This Guaranty is limited in amount to (1) $ 1,000,000.00 of the principal amount of the Obligations plus (2) a proportionate share (i.e., in the same proportion as the amount in (1) above bears to the total principal amount of the obligations) of all accrued and unpaid interest, and Expenses (as defined below) incurred with respect to the Obligations and (3) all of the Expenses incurred with respect to this Guaranty (collectively, the "Guaranteed Amount").

     3. Guarantor's Waivers & Authorizations.

         (a) Guarantor's obligations shall not be released, impaired or affected in any way including by any of the following, all of which Guarantor hereby waives (i) any bankruptcy, reorganization or insolvency under any law of Borrower or that of any other party, or by any action of a trustee in any such proceeding; (ii) the existence or nonexistence or order of any filings, exchanges, releases, impairment or sale of, or failure to perfect or continue the perfection of a security interest in any collateral for the Obligations;
(iii) any failure of Guarantor to receive notice of any intended disposition of such collateral; (iv) any fictitiousness, incorrectness, invalidity or unenforceability, for any reason, of any instrument or other agreement which may evidence any Obligation; (v) any composition, extension, stay or other statutory relief granted to Borrower including, without limitation, the expiration of the



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period of any statute of limitations with respect to any lawsuit or other legal proceeding against Borrower or any person in any way related to the Obligations or a part thereof or any collateral therefor; (vi) any change in form of organization, name, membership or ownership of Borrower or Guarantor; (vii) any refusal or failure of the Bank or any other person prior to the date hereof or hereafter to grant any additional loan or other credit accommodation to Borrower or the Bank's or any other party's receipt of notice of such refusal or failure;
(viii) any setoff, defense or counterclaim of Borrower with respect to the obligations or otherwise arising, either directly or indirectly, in regard to the Obligations.

         (b) The Guarantor waives acceptance, assent and all rights of notice or demand including without limitation (i) notice of acceptance of this Guaranty, of Borrower's default or nonpayment of any Obligation, and of changes in Borrower's financial condition; (ii) presentment, protest, notice of protest and demand for payment; (iii) notice that any Obligations has been incurred or of the reliance by the Bank upon this Guaranty; and (iv) any other notice, demand or condition to which Guarantor might otherwise be entitled prior to the Bank's reliance on or enforcement of this Guaranty. Guarantor further authorizes the Bank, without notice, demand or additional reservation of rights against Guarantor and without affecting Guarantor's obligations hereunder, from time to time: (i) to accept and hold collateral from any party for the payment of any or all of the Obligations, and to exchange, enforce or refrain from enforcing, or release any or all of such collateral; (ii) to accept any indorsement or guaranty of any or all of the Obligations or any negotiable instrument or other writing intended to create an accord and satisfaction with respect to any or all of the Obligations; (iii) to release, replace or modify the obligation of any indorser or guarantor, or any party who has given any collateral for any of all of the Obligations, or any other party in any way obligated to pay any or all of the Obligations, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such indorser, guarantor or party;
(iv) to dispose of any and all collateral securing the Obligations in any manner as the Bank, in its sole discretion, may deem appropriate, and to direct the order and the enforcement of any and all indorsements and guaranties relating to the Obligations in the Bank's sole discretion; and (v) to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of the Obligations including, without limitation, if this Guaranty is limited in amount, to make any such application to Obligations, if any, in excess of the amount of this Guaranty, provided that such applications are made in a commercially reasonable manner.

         (c) Notwithstanding any other provision in this Guaranty, Guarantor irrevocably waives, without notice, any right he or she may have at law or in equity (including without limitation any law subrogating Guarantor to the rights of the Bank) to seek contribution, indemnification or any other form of reimbursement from Borrower or any other obligor or guarantor of the Obligations for any disbursement made under this Guaranty or otherwise, until such time as the Bank has been paid in full for all principal, interest and fees due under the Note..

     4. Termination. This Guaranty shall remain in full force and effect until all Obligations outstanding shall be paid in full. Guarantor agrees that, to the extent that Borrower makes a payment or payments to the Bank on the Obligations, or the Bank receives any proceeds of collateral to be applied to the Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise are required to be repaid to Borrower, its estate, trustee, receiver or any other party, including, without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred, notwithstanding any contrary action which may have been taken by the Bank in reliance upon such payment or payments.

     5. Expenses. Guarantor agrees to reimburse the Bank on demand for all the


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Bank's expenses, including without limitation costs of collection and actual attorneys' fees and disbursements incurred by the Bank in attempting to enforce this Guaranty, collect any of the Obligations (collectively, "Expenses"). Expenses will accrue interest at the Default Rate as defined in Note evidencing the Obligations until payment is actually received by the Bank.

     6. Financial and Other Information. Guarantor shall promptly deliver to the Bank copies of all annual reports, proxy statements and similar information distributed to shareholders, partners or members and of all filings with the Securities and Exchange Commission and the Pension Benefit Guaranty Corporation. Guarantor understands this Guaranty and has satisfied itself as to its meaning and consequences and acknowledges that it has made its own arrangements for keeping informed of changes or potential changes affecting the Borrower including the Borrower's financial condition.

     7. No Transfer of Assets. Guarantor shall not transfer, reinvest or otherwise dispose of its assets in a manner or to an extent that would materially impair Guarantor's ability to perform its obligations under this Guaranty.

     8. Nonwaiver by the Bank; Miscellaneous. This Guaranty is intended by Guarantor to be the final, complete and exclusive expression of the agreement between Guarantor and the Bank. This Guaranty may be assigned by the Bank, shall inure to the benefit of the Bank and its successors and assigns, and shall be binding upon Guarantor and his or her legal representative, successors and assigns and any participation may be granted by the Bank herein in connection with the assignment or granting of a participation by the Bank in the Obligations or any part thereof. All rights and remedies of the Bank are cumulative, and no such right or remedy shall be exclusive of any other right or remedy. This Guaranty does not supersede any other guaranty or security granted to the Bank by Guarantor or others (except as to Guarantor's Waiver of Subrogation rights above). No single, partial or delayed exercise by the Bank of any right or remedy shall preclude exercise by the Bank at any time at its sole option of the same or any other right or remedy of the Bank without notice. Guarantor expressly disclaims any reliance on any course of dealing or usage of trade or oral representation of the Bank including, without limitation, representations to make loans to Borrower or enter into any other agreement with Borrower or Guarantor. No course of dealing or other conduct, no oral agreement or representation made by the Bank or usage of trade shall operate as a waiver of any right or remedy of the Bank. No waiver or amendment of any right or remedy of the Bank or release by the Bank shall be effective unless made specifically in writing by the Bank. Each provision of this Guaranty shall be interpreted as consistent with existing law and shall be deemed amended to the extent necessary to comply with any conflicting law. If any provision nevertheless is held invalid, the other provisions shall remain in effect. Guarantor agrees that in any legal proceeding, a copy of this Guaranty kept in the Bank's course of business may be admitted into evidence as an original. Captions are solely for convenience and not part of the substance of this Guaranty. Payments made to the Bank by Guarantor after maturity of the Obligations, by acceleration or otherwise, shall reduce the Guaranteed Amount.

     9. Authorization. Guarantor certifies that it is an entity in the form described above duly organized and in good standing under the laws of the State of its organization and duly authorized to do business in each State material to the conduct of its business. Guarantor has determined that the execution of this Guaranty will be in its best interests. Execution of this Guaranty by the persons signing below has been authorized by all necessary corporate action. Guarantor's chief executive office is located at the above address.

     10. Notices. Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to Guarantor (at its address on the Bank's records) or to the Bank (at the address on page one and separately to the Bank officer responsible for Borrower's relationship with the Bank). Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal delivery and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three


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(3) business days after deposit in an official depository maintained by the
United States Post Office for the collection of mail or one (1) business day after delivery to a nationally recognized overnight courier service (e.g., Federal Express). Notice by e-mail is not valid notice under this or any other agreement between Guarantor and the Bank.

     11. Governing Law and Jurisdiction. This Guaranty has been delivered to and accepted by the Bank and will be deemed to be made in the Commonwealth of Pennsylvania. Except as otherwise provided under federal law, this Guaranty will be interpreted in accordance with the laws of the Commonwealth of Pennsylvania excluding its conflict of laws rules. GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE COMMONWEALTH OF PENNSYLVANIA IN A COUNTY OR JUDICIAL DISTRICT WHERE THE BANK MAINTAINS A BRANCH AND CONSENTS THAT THE BANK MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT GUARANTOR'S ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND; PROVIDED THAT NOTHING CONTAINED IN THIS GUARANTY WILL PREVENT THE BANK FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST GUARANTOR INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF GUARANTOR WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION. Guarantor acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and Guarantor. Guarantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Guaranty.

     12. Waiver of Jury Trial. GUARANTOR AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY GUARANTOR AND THE BANK MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS RELATED HERETO. GUARANTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. GUARANTOR ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.




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     13. Guarantor acknowledges that it has read and understands all the provisions of this Guaranty, including the Governing Law, Jurisdiction and Waiver of Jury Trial, and has been advised by counsel as necessary or appropriate.


                                       GUARANTOR:
                                       NATIONAL PATENT DEVELOPMENT CORPORATION
DATE                                   By:
     ----------------------            ----------------------------------------

TIN #
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                                 ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA)
                                             : SS.
COUNTY OF ________________________)

         On the ___________ day of __________________, in the year 20_______, before me, the undersigned, a Notary Public in and for said Commonwealth, personally appeared ______________________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                                           Notary Public



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